UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

____________________

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2280 Schuetz Road St. Louis, MO	63146
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant's telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act.

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01     Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On January 7, 2013, the Debtors filed with the Bankruptcy Court a proposed Joint Chapter 11 Plan of Reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) and related disclosure statement (as may be amended, modified or supplemented from time to time, the “Disclosure Statement”), as further described in the Company’s Current Report on Form 8-K filed January 14, 2013. The Proposed Plan has not yet been approved by the Debtors’ stakeholders or confirmed by the Bankruptcy Court, and the Disclosure Statement has not yet been approved by the Bankruptcy Court.

On February 15, 2013, the Debtors filed with the Bankruptcy Court their Monthly Operating Report for the period from January 1, 2013 to January 31, 2013 (the “MOR-January 2013”), which included certain Makena® performance metrics. A copy of the MOR-January 2013 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K (including Exhibit 99.1 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)     The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Monthly Operating Report for the Period From January 1, 2013 to January 31, 2013

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report on Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report on Form 8-K.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MOR-January 2013, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The MOR-January 2013 is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Southern District of New York and the Bankruptcy Court. The MOR-January 2013 was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The MOR-January 2013 does not include all of the information and footnotes required by GAAP. Therefore, the MOR-January 2013 does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MOR-January 2013 is complete. The MOR-January 2013 also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the MOR-January 2013 should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)      the ability of the Company and the other Debtors to continue as a going concern;

(2)      the ability of the Company to comply with the milestones in its debtor-in-possession financing facility, and obtain Bankruptcy Court approval of its motion for approval of the Proposed Plan and related Disclosure Statement as well as other motions filed in the Bankruptcy Cases;

(3)      the ability of the Company and the other Debtors to satisfy the conditions of the Proposed Plan and to consummate the Proposed Plan, including the contemplated rights offering;

(4)      objections that may be raised with respect to the Proposed Plan and related Disclosure Statement by various creditors, equity holders and other constituents of the Debtors’ and the Bankruptcy Court’s treatment of such objections;

(5)      the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;

(6)      the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;

(7)      the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;

(8)       risks associated with third-party motions in the Bankruptcy Cases, which may interfere with the ability of the Company and the other Debtors to develop and consummate the Proposed Plan;

(9)       the potential adverse effects of the Bankruptcy Cases on the Company’s and the other Debtors’ liquidity or results of operations;

(10)     the ability to execute the Company’s business and restructuring plans;

(11)     increased legal costs related to the Company’s bankruptcy filing and other litigation;

(12)     that the Company’s Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and

(13)     the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. We may amend the Proposed Plan and the Disclosure Statement and those amendments could be material. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary